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                                                                   EXHIBIT 23.01

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation by reference in this registration statement (No. 33-62143) of our report dated February 8, 1995, included in Southwest Gas Corporation's Form 10-K for the year ended December 31, 1994, and to all references to our Firm included in this registration statement.


                                          ARTHUR ANDERSEN LLP

Las Vegas, Nevada

October 4, 1995